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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) October 13, 1995



                                  MEDEX, INC.
             (Exact name of registrant as specified in its charter)



      Ohio                           0-9042                     31-4441680

State or other jurisdiction       Commission File   IRS Employer Identification
  of incorporation                  Number            No.


3637 Lacon Road, Hilliard, Ohio                                    43026

(Address of principal executive offices)                         (Zip Code)


                                 (614) 876-2413
               Registrant's telephone number, including area code



                                 Not Applicable
          Former name or former address, if changed since last report
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Item 5.  Other Events.
         ------------
         On October 13, 1995, Medex, Inc. (the "Company") announced the adoption of a Shareholder Rights Plan as described in the press release filed as an exhibit to this report. The information contained in such press release is hereby incorporated by reference into this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
                 (c)      Exhibits.
                          --------
                 99 Press Release of the Company dated October 13, 1995, regarding the adoption of the above-referenced Shareholder Rights Plan.
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                                   SIGNATURE
                                   ---------
                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MEDEX INC.
                                      Registrant


                                      By:   /s/ Bradley P. Gould
                                            ----------------------------------
                                            Bradley P. Gould
                                            Chief Executive Officer

October 13, 1995


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                                 EXHIBIT INDEX
                                 -------------
Exhibit
Number           Description
-------          -----------
99               Press Release of Medex, Inc. (the "Company") dated
                 October 13, 1995, announcing the adoption of a Shareholder Rights Plan.